UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2019

PHI, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Louisiana	0-9827	72-0395707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2001 SE Evangeline Thruway, Lafayette, Louisiana	70508
(Address of Principal Executive Offices)	(Zip Code)

(337) 235-2452

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01  Regulation FD Disclosure.

As previously disclosed, on March 14, 2019, PHI, Inc. (the “Company”) and its principal U.S. subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code.

On April 26, 2019, the Debtors filed a Notice of Filing of Exhibits to Disclosure Statement for the Debtors’ Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (“Notice of Exhibits”). The Notice of Exhibits include the Debtors’ Valuation and Plan Equity Value and a Liquidation Analysis, as Exhibits D and E thereto, respectively. The Notice of Exhibits is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On April 30, 2019, the Company filed its unaudited unconsolidated monthly operating report for the period beginning March 15, 2019 and ending March 31, 2019 (the “March Monthly Operating Report”) with the Bankruptcy Court. The March Monthly Operating Report is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The filing of this Form 8-K (including the exhibit hereto) shall not be deemed an admission as to the materiality of any information included or incorporated herein.

Additional information about the Chapter 11 Cases can be found by visiting the Company’s dedicated microsite: http://restructuring.phihelico.com. Claims information can be found at: https://cases.primeclerk.com/PHI. The Company has also established a hotline to ensure a prompt response to questions, which may be accessed at +1 (844) 216-8745 in the U.S. and Canada or by dialing +1 (347) 761-3249 internationally.

The information set forth in, or incorporated by reference into, Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information set forth in, or incorporated by reference into, Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Cautionary Statements Under the Private Securities Litigation Reform Act of 1995

Caution Concerning the Notice of Exhibits. The valuation data set forth in the Notice of Exhibits is presented for the limited purposes set forth therein, and is based upon several assumptions and factors described therein. The Company urges you to read the Notice of Exhibits in its entirety.

Caution Concerning the Monthly Operating Report. The Company cautions current and prospective investors not to unduly rely on the information contained in the March Monthly Operating Report, which was not prepared or reviewed for the purpose of facilitating an investment decision relating to any of the securities of the Company. The March Monthly Operating Report has been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Court. The March Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is unconsolidated, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. If you are a current or prospective investor in the Company’s securities, you should not assume that the March Monthly Operating Report is complete or provides a suitable basis upon which to make an investment decision regarding purchasing, selling or holding the Company’s securities.

Caution Concerning Forward-Looking Statements. This Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Form 8-K are “forward-looking” statements, as defined by (and subject to the “safe harbor” protections under) the federal securities laws. When used herein, the words “anticipates,” “expects,” “believes,” “seeks,” “hopes,” “intends,” “plans,” “projects,” “will” and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements are based on a number of judgments and assumptions as of the date such statements are made about future events, many of which are beyond the Company’s control. These forward-looking statements, and the assumptions on which they are based, (i) are not guarantees of future events, (ii) are inherently speculative and (iii) are subject to significant risks and uncertainties. Actual events and results may differ materially from those anticipated, estimated, projected or implied by the Company in those statements if one or more of these risks or uncertainties materialize, or if the Company’s underlying assumptions prove incorrect. All of the Company’s forward-looking statements are qualified in their entirety by reference to the Company’s discussion of certain important factors that could cause the Company’s actual results to differ materially from those anticipated, estimated, projected or implied in those forward-looking statements.

Factors that could cause the Company’s results to differ materially from the expectations expressed in such forward-looking statements include but are not limited to risks and uncertainties relating to the Chapter 11 Cases, including but not limited to the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and its various constituents, the impact of the Bankruptcy Court rulings in the Chapter 11 Cases, the Company’s ability to obtain Bankruptcy Court approval of its plan of reorganization and the ultimate outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, attendant risks associated with restrictions on the Company’s ability to pursue and execute its business strategies, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity, the potential material adverse effect of claims that are not discharged in the Chapter 11 Cases, uncertainty regarding the Company’s ability to retain its key personnel, uncertainty and continuing risks associated with the Company’s ability to achieve its stated goals and continue as a going concern; the Company’s ability to implement operational improvement efficiencies; the trading price and volatility of the Company’s securities, as well as other risks referenced from time to time in the Company’s filings with the U.S. Securities and Exchange Commission.

Additional factors or risks that the Company currently deems immaterial, that are not presently known to the Company, that arise in the future or that are not specific to the Company could also cause the Company’s actual results to differ materially from its expected results. Given these uncertainties, investors are cautioned not to unduly rely upon the Company’s forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or developments, changed circumstances, or otherwise. Further, the Company may make changes to its intentions or plans at any time, without notice and for any reason. For these reasons, the Company can provide no assurances as to the ultimate outcome of the Chapter 11 Cases, including the ultimate recoveries of the various classes of the Company’s claimants.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Notice of Filing of Exhibits to Disclosure Statement for the Debtors’ Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code [Docket No. 360]

99.2	March Monthly Operating Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PHI, Inc.

Date: May 1, 2019	By:	/s/ Trudy P. McConnaughhay
Trudy P. McConnaughhay
Chief Financial Officer and Secretary